FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT This First Amendment to Second Amended and Restated Credit Agreement (this “First Amendment”) is made as of this 1st day of October, 2020, by and among GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP, L.P., a Delaware limited liability company, having an address at Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245 (“Borrower”), KEYBANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Agent”) and the Lenders under the Credit Agreement (as defined below) party hereto constituting the Majority Lenders under the Credit Agreement. W I T N E S E T H: WHEREAS, Borrower, Agent, and the Lenders from time to time party thereto have entered into that certain Second Amended and Restated Credit Agreement, dated as of April 30, 2019 (the “Credit Agreement”; unless otherwise defined herein, capitalized terms shall have the meanings provided in the Credit Agreement), wherein the Agent and the Lenders have agreed to provide certain financial accommodations to the Borrower; and WHEREAS, pursuant to the request of the Borrower, the Agent and the Lenders have agreed to amend certain terms of the Credit Agreement as provided in this First Amendment. NOW, THEREFORE, for good and valuable consideration, it is hereby agreed as follows: 1. The Credit Agreement is hereby amended as follows: (a) Section 6.02(a)(i) of the Credit Agreement is hereby deleted in its entirety and shall be replaced with the following: “(i) any Person may merge into, or consolidate with, Borrower or the Parent in a transaction in which Borrower or the Parent is the surviving entity;” (b) Section 6.02(c) of the Credit Agreement is hereby amended to delete in its entirety the following appearing therein: “(i) which will result in an increase in Total Asset Value by twenty five percent (25%) or more, without the prior approval of the Majority Lenders in their sole discretion, or (ii)”. (c) Clause (a) of Section 9.01 of the Credit Agreement is hereby deleted in its entirety and shall be replaced with the following: “(a) if to the Borrower, to the Borrower in care of Griffin Capital Real Estate Company, LLC, Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245, Attention: Javier F. Bitar (Telecopy No. (310) 606-5910); copy to: Nina Momtazee Sitzer, Griffin Capital Real

Estate Company, LLC, 150 N. Riverside Plaza, Suite 1950, Chicago, Illinois 60606 (Telecopy No. (312) 332- 6717).” (d) The Credit Agreement is hereby amended by inserting new Section 9.18 as follows: “Section 9.18. Acknowledgement Regarding Any Supported QFCs To the extent that the Loan Documents provide support, through a guaranty, mortgage, or otherwise, for any Hedging Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regimes if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such -2-

Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regimes if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States.” As used in this Section 9.18 the following terms shall have the definitions set forth below: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).” 2. The Borrower represents and warrants to the Lenders that after giving effect to this First Amendment (a) the representations and warranties of the Borrower and each other Credit Party contained in the Credit Agreement or any other Loan Document are true, correct and complete in all material respects on and as of the date hereof, except to the extent such representations and warranties (i) relate solely to an earlier date (in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date) and (ii) have been modified to reflect events occurring after the date of the Credit Agreement, as same have been disclosed publicly or in writing to the Agent on or before the date hereof or are permitted or not prohibited under the Loan Documents, and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default. 3. Borrower and each Guarantor represent and warrant as follows: (a) The execution, delivery and performance by the Borrower of this First Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. -3-

(b) This First Amendment constitutes the legal, valid and binding obligation of the Borrower and is enforceable against it in accordance with its terms, without defense, counterclaim or offset. Except as hereby specifically amended or modified, the Credit Agreement and the other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. (c) The execution of this First Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, and shall not be deemed to be a novation of the Obligations of the Credit Parties. 4. Except as expressly amended hereby, the remaining terms and conditions of the Credit Agreement shall continue in full force and effect. All future references to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as amended by this First Amendment and each reference to “hereof,” “hereunder,” “herein” or “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended by this First Amendment. It is intended that this First Amendment shall be governed by and construed in accordance with the laws of the State of New York. 5. This First Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto. 6. This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy, facsimile or other electronic transmission (including .PDF) shall be effective as delivery of a manually executed counterpart of this First Amendment. [Remainder of Page Intentionally Left Blank] -4-

ADMINISTRATIVE AGENT AND LENDER: KEYBANK, NATIONAL ASSOCIATION, individually and as Administrative Agent, Swingline Lender and Issuing Bank By: _________________________________ Name: Christopher T. Neil Title: Vice President [Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

LENDER: WELLS FARGO BANK, NATIONAL ASSOCIATION By: _____________________________ Name: Ricky Nahal Title: Vice President {00009538-2} [Signature Page to First Amendment to Second Amended and Restated Credit Agreement] \\DC - 769032/000001 - 15591274 v3

LENDER: BANK OF AMERICA, N.A. By: _____________________________ Name: Dennis Kwan Title: Senior Vice President {00009538-2}Signature Page to Guarantor Confirmation to First Amendment to Second Amended and Restated Credit Agreement \\DC - 769032/000001 - 15591274 v3

LENDER: U.S. BANK NATIONAL ASSOCIATION By: ___________________________ Name: Michael F. Diemer Title: Senior Vice President {00009538-2} [Signature Page to First Amendment to Second Amended and Restated Credit Agreement] \\DC - 769032/000001 - 15591274 v3

LENDER:

BMO HARRIS BANK N.A.

By: ______________________
Name: Michael Kauffman
Title: Managing Director

{00009538-2} [Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

\\DC - 769032/000001 - 15591274 v3

LENDER: GOLDMAN SACHS BANK USA By: ___________________________ Name: Title: {00009538-2} [Signature Page to First Amendment to Second Amended and Restated Credit Agreement] \\DC - 769032/000001 - 15591274 v3